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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                February 18, 2004
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                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.
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             (Exact name of registrant as specified in its charter)


           Florida                   333-100568             59-3410522
-----------------------------      ---------------      ---------------------
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)             File Number)        Identification No.)


                              12085 Research Drive
                             Alachua, Florida 32615
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           (Address of principal executive offices including zip code)


                                 (386) 418-4018
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               Registrant's telephone number, including area code


                                      None
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         (Former name or former address, if changed since last report.)


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ITEM 7.           FINANCIAL INFORMATION AND EXHIBITS

                 -------------------- ---------------------------------------

                 Exhibit No.          Description
                 -------------------- ---------------------------------------

                 99.1                 Press Release
                 -------------------- ---------------------------------------


ITEM 9.  REGULATION FD DISCLOSURE

         Oragenics, Inc. announces that groundbreaking ceremonies will be held today at 11:00 AM at Progress Corporate Park in Alachua, Florida for the company's new headquarters.


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                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 18th day of February, 2004.


                                  ORAGENICS, INC.
                                  (Registrant)

                                  BY:     /s/ Mento A. Soponis
                                       --------------------------------
                                          Mento A. Soponis
                                          President, Principal
                                          Executive Officer and a
                                          member of the Board of
                                          Directors.